---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]



                                      Core

                                  Equity Fund

                      (formerly Independence Equity Fund)


                                 JUNE 30, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             SUB-INVESTMENT ADVISER
                    Independence Investment Associates, Inc.
                                53 State Street
                          Boston, Massachusetts 02109

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                  ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================


DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               By Paul McManus for the Portfolio Management Team

                                  John Hancock

                                Core Equity Fund

                     Stocks advance, but market leadership
                     -------------------------------------
                         shifts away from growth stocks
                         ------------------------------

Effective May 1, 1999, John Hancock Independence Equity Fund's name was changed to John Hancock Core Equity to better describe how the Fund invests.

During the first half of 1999, the U.S. economy continued to offer investors the unbeatable combination of strong growth, low interest rates and negligible inflation. There were a few clouds on the horizon, though. Interest rates edged up a little, with yields on the 30-year bond hovering around 6%. Moreover, on the final day of the period, the Federal Reserve Board (Fed) raised the federal funds rate by a quarter percentage point as a pre-emptive strike against inflation. Since the move was widely expected and accompanied by a shift back to a neutral bias, however, its immediate effect on the stock market was actually positive.

         Inflation also reared its head briefly in the form of a much higher-than-expected Consumer Price Index (CPI) in April. But when May's CPI fell back to benign levels, investors heaved a sigh of relief and stocks rallied. Overall, the economic news during the period was good enough to maintain the market's upward momentum, although not at the torrid pace of 1998's fourth quarter.

Market shift

U.S. stocks exhibited two distinct phases that corresponded closely to the first and second quarters of the year. During the first quarter,

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Core Equity Fund. Caption below reads "Core Equity Fund management team members (l-r): "Paul McManus, Jane Shigley, Jeff Saef, David Canavan and Coreen Kraysler."]
--------------------------------------------------------------------------------

"Investor interest also broadened in the second quarter..."

================================================================================

                      John Hancock Funds- Core Equity Fund


"...with a background of rising oil prices, energy stocks were one source of strength..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Holdings." The first listing is Microsoft 4.5%, the second is Citigroup 3.1%, the third General Electric 3.0%, the fourth Time Warner 2.6% and the fifth Tyco International 2.5%.
A note below the table reads "As a percentage of net assets on June 30, 1999."]
--------------------------------------------------------------------------------

market leadership continued to be concentrated in a relatively small group of well-known growth stocks. In that difficult environment, the Fund, which stresses diversification and targets undervalued stocks of companies with improving fundamentals, fell behind both the S&P 500 Index and its peers. The addition of America Online to the Index exacerbated the performance discrepancy. AOL roughly doubled during the quarter, but it was one of a number of market leaders that the Fund's value criteria prevented it from owning at the time.

         The second quarter brought several changes that benefited the Fund. On the one hand, investors became more optimistic about prospects for the recovery of the depressed economies of Asia and South America. Another positive influence was a surge in the price of crude oil. These developments, together with ongoing strength in the U.S. economy, triggered a surge of interest in cyclical stocks-those that

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent
Performance...and What's Behind the Numbers". The first listing is Tyco International followed by an up arrow with the phrase "Beneficial acquisitions." The second listing is Royal Dutch Petroleum followed by an up arrow with the phrase "Sharply higher oil prices boost profits." The third listing is HEALTHSOUTH followed by a down arrow with the phrase "Out-of-favor sector; pricing concerns." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

are particularly sensitive to fluctuations in economic conditions. Cyclical shares typically do best in the latter stages of an expansion, when the economy is hitting on all cylinders. Examples of cyclical businesses include those engaged in manufacturing steel, chemicals, paper or industrial equipment.

         Investor interest also broadened in the second quarter to include a number of relatively undervalued mid- and small-cap stocks. This return to more "normal" market conditions enabled the Fund to gain some ground on its benchmarks.

Fund performance

For the first six months of 1999, the John Hancock Core Equity Fund's Class A, Class B and Class C shares posted total returns of 10.09%, 9.71% and 9.71%, respectively, at net asset value. In comparison, the average growth and income fund returned 10.93%, according to Lipper, Inc.,1 while the S&P 500 returned 12.38%. Keep in mind that your net asset value return will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Energy, industrial equipment, conglomerates

In keeping with a background of rising oil prices, energy stocks were one source of strength for the Fund. The shares of integrated oil companies such as Exxon, Texaco and Royal Dutch Petroleum did well. Ingersoll-Rand, an industrial equipment stock, also contributed positively to performance and participated in the rally in cyclical shares. Two of the Fund's conglomerates, Tyco International and United Technologies, also turned in strong performances. In Tyco's

================================================================================

                      John Hancock Funds- Core Equity Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 10.09% total return for John Hancock Core Equity Fund Class A. The second bar represents the 9.71% total return for John Hancock Core Equity Fund Class B. The third bar represents the 9.71 % total return for John Hancock Core Equity Fund Class C. The fourth bar represents the 10.93% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Core Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc1. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

case, the company was engaged in a number of acquisitions that investors considered beneficial. United Technologies stock responded to the company's recent cost-cutting initiatives, as well as renewed optimism about its jet-engine business.

Software and health care underperform

Among the Fund's disappointments were software stocks, many of which revised their earnings estimates downward as a result of customers' deferring purchases until after the new year. J.D. Edwards and Computer Associates International were two software issues that were weak, especially in the first quarter. We eliminated the Fund's position in J.D. Edwards. Hospital management companies HEALTHSOUTH and Omnicare also performed poorly, as many investors sold health-care holdings to make way for purchases of cyclical stocks. Those two holdings also suffered from concerns about the companies' ability to price their services profitably, as well as worries about Medicare reimbursement.

Outlook

There are several things to watch in the second half of the year. Stocks have shrugged off the rise in interest rates so far, but any further rate increases might limit the market's upward potential. On the other hand, corporate earnings, another important piece of the puzzle, look to be strong in the second half of 1999 compared to last year's figures. We'll also be watching the recent strength in cyclical stocks to see whether it looks to be a short-term phenomenon or something more lasting.

         Finally, the Year 2000 (Y2K) computer issues will get more attention as we come closer to the end of the year. We suspect that any Y2K-related problems experienced by the stock market will be due more to investor uncertainty than actual technological glitches. Nonetheless, we are factoring Y2K considerations into our earnings forecasts, and we will adjust the Fund's portfolio appropriately if the prospects for any of our holdings change materially.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...any further rate increases might limit the market's upward potential."

================================================================================

                      John Hancock Funds- Core Equity Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1999

                                                                    SINCE
                                                ONE      FIVE     INCEPTION
                                                YEAR     YEARS    (6/10/91)
                                               -------  -------   --------
Cumulative Total Returns                       13.29%   196.05%    289.60%
Average Annual Total Returns(1)                13.29%    24.24%     18.39%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1999

                                                                    SINCE
                                                         ONE      INCEPTION
                                                         YEAR     (9/7/95)
                                                        -------   --------
Cumulative Total Returns                                 13.43%    131.42%
Average Annual Total Returns(1)                          13.43%     24.61%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended June 30, 1999

                                                                    SINCE
                                                         ONE      INCEPTION
                                                         YEAR     (5/1/98)
                                                        -------   --------
Cumulative Total Returns                                 17.43%     20.09%
Average Annual Total Returns                             17.43%     17.03%

Notes to Performance

     (1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's average daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's average daily net asset value. Without the limitation of expenses, the average annualized returns for the five-year period and since inception for Class A would have been 23.65% and 17.73%, respectively. Without the limitation of expenses the average annualized return since inception for Class B would have been 24.29%.

================================================================================

                      John Hancock Funds- Core Equity Fund


--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index - an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Core Equity Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $42,591 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on June 10, 1991, before sales charge, and is equal to $41,025 as of June 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $38,960 as of June 30, 1999.

Line chart with the heading John Hancock Core Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $26,178 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on September 7, 1995, before sales charge, and is equal to $23,442 as of June 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $23,142 as of June 30, 1999.

Line chart with the heading John Hancock Core Equity Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $12,555 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund on May 1, 1998, before sales charge, and is equal to $12,009 as of June 30, 1999.

*No contingent deferred sales charge appicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $802,269,511)..........................   $968,293,188
  Joint repurchase agreement (cost - $9,727,000) ..............      9,727,000
  Corporate savings account ...................................            802
                                                                --------------
                                                                   978,020,990
 Receivable for shares sold ...................................      1,133,886
 Dividends and interest receivable ............................        873,300
 Foreign tax receivable .......................................          7,414
                                                                --------------
                          Total Assets ........................    980,035,590
                          ----------------------------------------------------
Liabilities:
 Payable for shares repurchased ...............................        669,524
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................        651,137
 Accounts payable and accrued expenses ........................         12,724
                                                                --------------
                          Total Liabilities ...................      1,333,385
                          ----------------------------------------------------
Net Assets:
 Capital paid-in ..............................................    787,848,347
 Accumulated net realized gain on investments .................     26,264,936
 Net unrealized appreciation of investments ...................    166,023,677
 Accumulated net investment loss ..............................     (1,434,755)
                                                                --------------
                          Net Assets ..........................   $978,702,205
                          ====================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $347,226,711/10,464,987 ............................         $33.18
 =============================================================================
 Class B - $610,876,834/18,715,201 ............................         $32.64
 =============================================================================
 Class C - $20,598,660/631,074 ................................         $32.64
 =============================================================================
Maximum Offering Price Per Share*
 Class A - ($33.18 x 105.26%) .................................         $34.93
 =============================================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends
  (net of foreign withholding taxes of $81,268)..................   $4,736,399
 Interest .......................................................      581,149
                                                                  ------------
                                                                     5,317,548
                                                                  ------------
 Expenses:
  Investment management fee - Note B ............................    2,868,223
  Distribution and service fee - Note B
   Class A ......................................................      413,473
   Class B ......................................................    2,405,584
   Class C ......................................................       66,746
  Transfer agent fee - Note B ...................................      729,558
  Registration and filing fees ..................................      105,826
  Custodian fee .................................................       65,886
  Accounting and legal services fee - Note B ....................       55,487
  Printing ......................................................       12,363
  Trustees' fees ................................................       10,582
  Auditing fee ..................................................        8,251
  Miscellaneous .................................................        4,757
  Legal fees ....................................................        2,568
                                                                  ------------
                          Total Expenses ........................    6,749,304
                          ----------------------------------------------------
                          Net Investment Loss ...................   (1,431,756)
                          ----------------------------------------------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold ..........................   26,950,009
 Change in net unrealized appreciation/depreciation
  of investments ................................................   53,573,315
                                                                  ------------
                          Net Realized and Unrealized
                          Gain on Investments ...................   80,523,324
                          ----------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations .............  $79,091,568
                          ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                       SIX MONTHS ENDED
                                                                                YEAR ENDED               JUNE 30, 1999
                                                                            DECEMBER 31, 1998             (UNAUDITED)
                                                                           -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment loss......................................................      ($935,510)                ($1,431,756)
 Net realized gain on investments sold ...................................     13,181,577                  26,950,009
 Change in net unrealized appreciation/depreciation of investments .......     80,681,551                  53,573,315
                                                                             ------------               -------------
  Net Increase in Net Assets Resulting from Operations ...................     92,927,618                  79,091,568
                                                                             ------------               -------------
Distributions to Shareholders:
 Distributions from net realized gain on investments sold
  Class A - ($0.6487 and none per share, respectively) ...................     (4,150,187)                     -
  Class B - ($0.6487 and none per share, respectively) ...................     (7,112,432)                     -
  Class C** - ($0.6487 and none per share, respectively) .................       (133,363)                     -
                                                                             ------------               -------------
  Total Distributions to Shareholders ....................................    (11,395,982)                     -
                                                                             ------------               -------------
From Fund Share Transactions - Net:* .....................................    246,233,654                 344,702,844
                                                                             ------------               -------------
Net Assets:
 Beginning of period .....................................................    227,142,503                 554,907,793
                                                                             ------------               -------------
 End of period (including accumulated net investment loss of $2,999 and
  $1,434,755, respectively) ..............................................   $554,907,793                $978,702,205
                                                                             ============               =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:



                                                                         SIX MONTHS ENDED
                                                                            YEAR ENDED                     JUNE 30, 1999
                                                                        DECEMBER 31, 1998                   (UNAUDITED)
                                                                    -------------------------        --------------------------
                                                                      SHARES         AMOUNT            SHARES          AMOUNT
                                                                    ---------      ----------        ----------     -----------

CLASS A
 Shares sold .....................................................    4,979,980    $134,932,213       6,576,839      $204,402,865
 Shares issued to shareholders in reinvestment of distributions ..      135,084       3,819,908          -                -
                                                                   ------------   -------------     -----------    --------------
                                                                      5,115,064     138,752,121       6,576,839       204,402,865
 Less shares repurchased .........................................   (2,300,458)    (61,680,952)     (2,779,464)      (86,757,725)
                                                                   ------------   -------------     -----------    --------------
 Net increase ....................................................    2,814,606     $77,071,169       3,797,375      $117,645,140
                                                                   ============   =============     ===========    ==============
CLASS B
 Shares sold .....................................................    7,856,988    $211,689,398       9,356,021      $285,675,487
 Shares issued to shareholders in reinvestment of distributions ..      216,410       6,044,436          -                -
                                                                   ------------   -------------     -----------    --------------
                                                                      8,073,398     217,733,834       9,356,021       285,675,487
 Less shares repurchased .........................................   (2,080,210)    (54,856,608)     (2,304,826)      (70,794,387)
                                                                   ------------   -------------     -----------    --------------
 Net increase ....................................................    5,993,188    $162,877,226       7,051,195      $214,881,100
                                                                   ============   =============     ===========    ==============
CLASS C**
 Shares sold .....................................................      246,963      $6,687,807         477,339       $14,537,317
 Shares issued to shareholders in reinvestment of distributions ..        2,753          76,896          -                -
                                                                   ------------   -------------     -----------    --------------
                                                                        249,716       6,764,703         477,339        14,537,317
 Less shares repurchased .........................................      (17,783)       (479,444)        (78,198)       (2,360,713)
                                                                   ------------   -------------     -----------    --------------
 Net increase ....................................................      231,933      $6,285,259         399,141       $12,176,604
                                                                   ============   =============     ===========    ==============
**Class C shares commenced operations on May 1, 1998.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              PERIOD FROM
                                                                              JUNE 1, 1996
                                                       YEAR ENDED MAY 31,          TO       YEAR ENDED DECEMBER 31, SIX MONTHS ENDED
                                                   -------------------------  DECEMBER 31,  ----------------------    JUNE 30, 1999
                                                    1994     1995     1996       1996(8)       1997        1998        (UNAUDITED)
                                                   ------  -------  --------  ------------  ---------    ---------  ----------------


CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period...........   $12.16    $12.68    $14.41      $17.98      $19.42       $23.93         $30.14
                                                 --------   -------  --------    --------    --------     --------      ---------
 Net Investment Income(2) ......................     0.28      0.32      0.20        0.13        0.10         0.05           0.01
 Net Realized and Unrealized Gain on Investments     0.52      1.77      3.88        1.72        5.55         6.81           3.03
                                                 --------   -------  --------    --------    --------     --------      ---------
     Total from Investment Operations ..........     0.80      2.09      4.08        1.85        5.65         6.86           3.04
                                                 --------   -------  --------    --------    --------     --------      ---------
 Less Distributions:
  Dividends from Net Investment Income .........    (0.23)    (0.28)    (0.22)      (0.14)      (0.04)          -              -
  Distributions from Net Realized Gain on
   Investments Sold ............................    (0.05)    (0.08)    (0.29)      (0.27)      (1.10)       (0.65)            -
                                                 --------   -------  --------    --------    --------     --------      ---------
     Total Distributions .......................    (0.28)    (0.36)    (0.51)      (0.41)      (1.14)       (0.65)            -
                                                 --------   -------  --------    --------    --------     --------      ---------
 Net Asset Value, End of Period ................   $12.68    $14.41    $17.98      $19.42      $23.93       $30.14         $33.18
                                                 ========   =======  ========    ========    ========     ========      =========
 Total Investment Return
  at Net Asset Value(3) ........................    6.60%    16.98%    29.12%      10.33%(6)   29.19%       28.84%         10.09%(6)
 Total Adjusted Investment Return
  at Net Asset Value(3,4) ......................    6.15%    16.94%    28.47%      10.08%(6)   29.17%          -              -

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ......  $66,612  $101,418   $14,878     $31,013     $92,204     $200,962       $347,227
 Ratio of Expenses to Average Net Assets .......    0.70%     0.70%     0.94%       1.30%(7)    1.42%        1.39%          1.30%(7)
 Ratio of Adjusted Expenses
  to Average Net Assets(5) .....................    1.15%     0.74%     1.59%       1.73%(7)    1.44%          -              -
 Ratio of Net Investment Income
  to Average Net Assets ........................    2.20%     2.43%     1.55%       1.16%(7)    0.45%        0.17%          0.08%(7)
 Ratio of Adjusted Net Investment Income
  to Average Net Assets(5) .....................    1.75%     2.39%     0.90%       0.73%(7)    0.43%          -              -
 Portfolio Turnover Rate .......................      43%       71%      157%         35%         62%          50%            54%
 Fee Reduction Per Share .......................    $0.06(2) $0.005(2)  $0.08(2)    $0.05(2)      -(2,9)       -              -


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                       PERIOD
                                                                                        FROM
                                                                             PERIOD    JUNE 1,       YEAR ENDED
                                                                             ENDED     1996 TO       DECEMBER 31,   SIX MONTHS ENDED
                                                                             MAY 31,  DECEMBER 31, ----------------  JUNE 30, 1999
                                                                             1996(1)   1996(8)      1997     1998    (UNAUDITED)
                                                                           --------- ------------- ------   ------- ---------------


CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................................    $15.25      $17.96    $19.41    $23.80      $29.75
                                                                           --------    --------  --------  --------    --------
 Net Investment Income (Loss)(2) ........................................      0.09        0.05     (0.06)    (0.14)      (0.10)
 Net Realized and Unrealized Gain on Investments ........................      2.71        1.72      5.56      6.74        2.99
                                                                           --------    --------  --------  --------    --------
     Total from Investment Operations ...................................      2.80        1.77      5.50      6.60        2.89
                                                                           --------    --------  --------  --------    --------
 Less Distributions:
  Dividends from Net Investment Income ..................................     (0.09)      (0.05)    (0.01)       -          -
  Distributions from Net Realized Gain on Investments Sold ..............        -        (0.27)    (1.10)    (0.65)        -
                                                                           --------    --------  --------  --------    --------
     Total Distributions ................................................     (0.09)      (0.32)    (1.11)    (0.65)        -
                                                                           --------    --------  --------  --------    --------
 Net Asset Value, End of Period .........................................    $17.96      $19.41    $23.80    $29.75      $32.64
                                                                           ========    ========  ========  ========    ========
 Total Investment Return at Net Asset Value(3) ..........................    18.46%(6)    9.83%(6) 28.39%    27.90%       9.71%(6)
 Total Adjusted Investment Return at Net Asset Value(3,4) ...............    17.59%(6)    9.58%(6) 28.37%       -           -

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............................   $15,125     $42,461  $134,939  $347,045    $610,877
 Ratio of Expenses to Average Net Assets ................................     2.00%(7)    2.00%(7)  2.12%     2.09%       2.00%(7)
 Ratio of Adjusted Expenses to Average Net Assets(5) ....................     3.21%(7)    2.43%(7)  2.14%       -           -
 Ratio of Net Investment Income (Loss) to Average Net Assets ............     0.78%(7)    0.45%(7) (0.25%)   (0.53%)     (0.62%)(7)
 Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets(5)     (0.43%)(7)   0.02%(7) (0.27%)      -           -
 Portfolio Turnover Rate ................................................      157%         35%       62%       50%         54%
 Fee Reduction Per Share(2) .............................................     $0.13       $0.05       - (9)     -           -


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            PERIOD FROM
                                                                            MAY 1, 1998                SIX MONTHS ENDED
                                                                    (COMMENCEMENT OF OPERATIONS)        JUNE 30, 1999
                                                                       TO DECEMBER 31, 1998              (UNAUDITED)
                                                                    ----------------------------       ----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ............................             $27.81                       $29.75
                                                                              -------                      -------
 Net Investment Loss(2) ..........................................              (0.09)                       (0.10)
 Net Realized and Unrealized Gain on Investments .................               2.68                         2.99
                                                                              -------                      -------
     Total from Investment Operations ............................               2.59                         2.89
                                                                              -------                      -------
 Less Distributions:
    Distributions from Net Realized Gain on Investments Sold .....              (0.65)                          -
                                                                              -------                      -------
 Net Asset Value, End of Period ..................................             $29.75                       $32.64
                                                                              =======                      =======
 Total Investment Return at Net Asset Value(3) ...................              9.46%(6)                     9.71%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................             $6,901                      $20,599
 Ratio of Expenses to Average Net Assets .........................              2.12%(7)                     2.00%(7)
 Ratio of Net Investment Loss to Average Net Assets ..............             (0.53%)(7)                   (0.65%)(7)
 Portfolio Turnover Rate .........................................                50%                          54%


(1) Class B shares commenced operations on September 7, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction. (6) Not annualized.
(7) Annualized.
(8) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(9) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Equity Fund on June 30, 1999. It's divided into two main categories: common stocks and short0term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                    MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------                           ----------------      -----

COMMON STOCKS
Aerospace (3.88%)
 General Dynamics Corp. ...................        111,200       $7,617,200
 Goodrich (B.F.) Co. (The) ................        129,500        5,503,750
 Precision Castparts Corp. ................         75,000        3,187,500
 United Technologies Corp. ................        302,800       21,706,975
                                                               ------------
                                                                 38,015,425
                                                               ------------
Automobile/Trucks (2.63%)
 Borg-Warner Automotive, Inc. .............         75,400        4,147,000
 Ford Motor Co. ...........................        229,900       12,974,981
 Lear Corp.* ..............................        131,300        6,532,175
 Meritor Automotive, Inc. .................         83,400        2,126,700
                                                               ------------
                                                                 25,780,856
                                                               ------------
Banks - United States (6.40%)
 Bank of America Corp. ....................        134,700        9,875,194
 Chase Manhattan Corp. ....................        256,300       22,201,987
 Comerica, Inc. ...........................         71,300        4,237,894
 First Tennessee National Corp. ...........        120,200        4,605,162
 Fleet Financial Group, Inc. ..............         72,700        3,226,062
 Mellon Bank Corp. ........................        242,600        8,824,575
 Wells Fargo Co. ..........................        225,800        9,652,950
                                                               ------------
                                                                 62,623,824
                                                               ------------
Beverages (1.11%)
 Anheuser-Busch Cos., Inc. ................        152,600       10,825,062
                                                               ------------
Building (2.22%)
 Black & Decker Corp. (The) ...............        209,000       13,193,125
 Centex Corp. .............................         71,600        2,689,475
 Danaher Corp. ............................         39,200        2,278,500
 Masco Corp. ..............................        124,100        3,583,387
                                                               ------------
                                                                 21,744,487
                                                               ------------



                                                                    MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------                           ----------------      -----

Chemicals (0.52%)
 Grace (W. R.) & Co.* .....................        149,100       $2,739,713
 Solutia, Inc. ............................        110,000        2,344,375
                                                               ------------
                                                                  5,084,088
                                                               ------------
Computers (11.95%)
 America Online, Inc.* ....................         91,300       10,088,650
 Cadence Design Systems, Inc.* ............        267,900        3,415,725
 Cisco Systems, Inc.* .....................        296,200       19,049,362
 Computer Associates International, Inc. ..         88,300        4,856,500
 Dell Computer Corp.* .....................        194,100        7,181,700
 Hewlett-Packard Co. ......................         91,100        9,155,550
 International Business Machines Corp. ....        128,000       16,544,000
 Microsoft Corp.* .........................        491,200       44,300,100
 Network Appliance, Inc.* .................         42,600        2,380,275
                                                               ------------
                                                                116,971,862
                                                               ------------
Consumer Products Misc. (0.27%)
 American Greetings Corp. (Class A) .......         86,100        2,593,762
                                                               ------------
Cosmetics & Personal Care (0.46%)
 Avon Products, Inc. ......................         81,000        4,495,500
                                                               ------------
Diversified Operations (3.25%)
 National Service Industries, Inc. ........         62,800        2,260,800
 Textron, Inc. ............................         60,400        4,971,675
 Tyco International Ltd. ..................        259,500       24,587,625
                                                               ------------
                                                                 31,820,100
                                                               ------------
Electronics (7.25%)
 Analog Devices, Inc.* ....................         65,900        3,307,356
 Applied Materials, Inc.* .................         77,800        5,747,475
 General Electric Co. .....................        261,500       29,549,500
 Honeywell, Inc. ..........................         59,900        6,940,912
 Intel Corp. ..............................        390,500       23,234,750
 Teradyne, Inc.* ..........................         30,200        2,166,850
                                                               ------------
                                                                 70,946,843
                                                               ------------
Finance (4.75%)
 Citigroup, Inc. ..........................        647,400       30,751,500
 Golden West Financial Corp. ..............         38,800        3,802,400
 MBNA Corp. ...............................        293,700        8,994,562
 Morgan Stanley Dean Witter & Co. .........         28,600        2,931,500
                                                               ------------
                                                                 46,479,962
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund

                                                                    MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------                           ----------------      -----

Food (1.31%)
 Heinz (H.J.) Co. .........................        140,000       $7,017,500
 Quaker Oats Co. ..........................         87,400        5,801,175
                                                               ------------
                                                                 12,818,675
                                                               ------------
Household (0.56%)
 Premark International, Inc. ..............         84,200        3,157,500
 WestPoint Stevens, Inc. ..................         76,400        2,277,675
                                                               ------------
                                                                  5,435,175
                                                               ------------
Instruments-Scientific (0.28%)
 PE Corp.-PE Biosystems Group .............         23,800        2,731,050
                                                               ------------
Insurance (4.47%)
 American International Group, Inc. .......         64,000        7,492,000
 Equitable Companies, Inc. (The) ..........        154,200       10,331,400
 Hartford Financial Services Group, Inc.
  (The) ...................................         83,400        4,863,262
 Hartford Life, Inc. (Class A) ............         54,800        2,883,850
 Lincoln National Corp. ...................         85,800        4,488,412
 Marsh & McLennan Cos., Inc. ..............        142,150       10,732,325
 Travelers Property Casualty Corp. (Class A)        74,800        2,926,550
                                                               ------------
                                                                 43,717,799
                                                               ------------
Leisure (0.38%)
 Mattel, Inc. .............................        140,400        3,711,825
                                                               ------------
Machinery (1.22%)
 Ingersoll-Rand Co. .......................        185,200       11,968,550
                                                               ------------
Media (6.40%)
 CBS Corp.* ...............................        412,200       17,904,937
 Clear Channel Communications, Inc.* ......        175,300       12,084,744
 Time Warner, Inc. ........................        351,900       25,864,650
 Viacom, Inc. (Class B)* ..................        154,900        6,815,600
                                                               ------------
                                                                 62,669,931
                                                               ------------
Medical (10.87%)
 Abbott Laboratories ......................        131,300        5,974,150
 Boston Scientific Corp.* .................         58,400        2,565,950
 Bristol-Myers Squibb Co. .................         98,200        6,916,962
 Cardinal Health, Inc. ....................        284,400       18,237,150
 Glaxo Wellcome Plc, American Depositary
  Receipts (ADR) (United Kingdom) .........         73,300        4,150,612
 HEALTHSOUTH Corp.* .......................        511,800        7,645,012
 Johnson & Johnson ........................        122,600       12,014,800
 Lilly (Eli) & Co. ........................        106,600        7,635,225
 Lincare Holdings, Inc.* ..................        100,500        2,512,500
 Merck & Co., Inc. ........................        190,000       14,060,000
 Mylan Laboratories, Inc. .................        111,700        2,960,050
 Omnicare, Inc. ...........................        169,700        2,142,463


                                                                   MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------                           ----------------      -----

Medical (continued)
 Pfizer, Inc. .............................         40,400       $4,433,900
 Schering-Plough Corp. ....................        166,500        8,824,500
 Universal Health Services, Inc. (Class B)*         38,000        1,814,500
 Warner-Lambert Co. .......................         64,900        4,502,438
                                                               ------------
                                                                106,390,212
                                                               ------------
Mortgage Banking (1.44%)
 Fannie Mae ...............................        205,900       14,078,413
                                                               ------------
Office (0.19%)
 Reynolds & Reynolds Co. (The) (Class A) ..         81,200        1,892,975
                                                               ------------
Oil & Gas (3.34%)
 Chevron Corp. ............................         19,300        1,837,119
 Exxon Corp. ..............................        105,800        8,159,825
 Royal Dutch Petroleum Co. (Netherlands) ..        286,200       17,243,550
 Texaco, Inc. .............................         86,700        5,418,750
                                                               ------------
                                                                 32,659,244
                                                               ------------
Paper & Paper Products (0.19%)
 Smurfit-Stone Container Corp.* ...........         87,800        1,805,388
                                                               ------------
Pollution Control (0.59%)
 Waste Management, Inc. ...................        108,100        5,810,375
                                                               ------------
Retail (5.10%)
 Dayton Hudson Corp. ......................        107,400        6,981,000
 Home Depot, Inc. (The) ...................        195,200       12,578,200
 Lowe's Cos., Inc. ........................        122,900        6,966,894
 Outback Steakhouse, Inc.* ................         68,500        2,692,906
 Tandy Corp. ..............................         43,800        2,140,725
 TJX Cos., Inc. ...........................         61,800        2,058,713
 Wal-Mart Stores, Inc. ....................        341,600       16,482,200
                                                               ------------
                                                                 49,900,638
                                                               ------------
Soap & Cleaning Preparations (0.53%)
 Procter & Gamble Co. (The) ...............         58,000        5,176,500
                                                               ------------
Steel (0.25%)
 AK Steel Holding Corp. ...................        109,500        2,463,750
                                                               ------------
Telecommunications (6.82%)
 AT&T Corp. ...............................        137,800        7,690,963
 Bell Atlantic Corp. ......................         53,800        3,517,175
 Lucent Technologies, Inc. ................        259,100       17,473,056
 MCI WorldCom, Inc.* ......................        235,400       20,259,113
 Nortel Networks Corp. (Canada) ...........         35,700        3,099,206
 Sprint Corp. .............................        100,200        5,291,813
 Tellabs, Inc.* ...........................         95,500        6,452,219
 U S WEST, Inc. ...........................         49,900        2,931,625
                                                               ------------
                                                                 66,715,170
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Core Equity Fund


                                                                   MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------                           ----------------      -----

Textile (0.20%)
 Tommy Hilfiger Corp.* ....................         26,400       $1,940,400
                                                               ------------
Tobacco (1.48%)
 Philip Morris Cos., Inc. .................        301,400       12,112,513
 UST,  Inc. ...............................         82,400        2,410,200
                                                               ------------
                                                                 14,522,713
                                                               ------------
Transport (1.72%)
 Airborne Freight Corp. ...................         64,600        1,788,613
 Alaska Air Group, Inc.* ..................         65,800        2,747,150
 Kansas City Southern Industries, Inc. ....        144,500        9,220,906
 Northwest Airlines Corp.* ................         95,800        3,113,500
                                                               ------------
                                                                 16,870,169
                                                               ------------
Utilities (6.91%)
 Ameren Corp. .............................        142,100        5,453,088
 Ameritech Corp. ..........................        177,700       13,060,950
 BellSouth Corp. ..........................        327,900       15,370,313
 Florida Progress Corp. ...................        165,400        6,833,088
 GTE Corp. ................................        107,500        8,143,125
 PECO Energy Co. ..........................         93,900        3,932,063
 PG&E Corp. ...............................         77,400        2,515,500
 Reliant Energy, Inc. .....................        156,400        4,320,550
 Sempra Energy ............................         88,700        2,006,838
 Southern Co. (The) .......................        226,300        5,996,950
                                                               ------------
                                                                 67,632,465
                                                               ------------
                        TOTAL COMMON STOCKS
                        (Cost $802,269,511)        (98.94%)     968,293,188
                                                  --------     ------------


                                   INTEREST       PAR VALUE         MARKET
ISSUER, DESCRIPTION                  RATE       (000s OMITTED)      VALUE
-------------------                  ----       --------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.99%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  06-30-99, due 07-01-99
  (Secured by U.S. Treasury
  Bonds 9.875% and 11.250%
  due 02-15-15 and 11-15-15)
  - Note A .........................  4.800%         $9,727        $9,727,000
                                                                  -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00% ...............                                      802
                                                                  -----------
                TOTAL SHORT-TERM INVESTMENTS         (0.99%)        9,727,802
                                                   --------       -----------
                           TOTAL INVESTMENTS        (99.93%)      978,020,990
                                                   --------       -----------
           OTHER ASSETS AND LIABILITIES, NET         (0.07%)          681,215
                                                   --------       -----------
                            TOTAL NET ASSETS       (100.00%)     $978,702,205
                                                   ========      ============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Core Equity Fund



(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Core Equity Fund (the "Fund"). Prior to May 1, 1999, the Fund was known as John Hancock Independence Equity Fund. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Core Equity Fund


USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

         The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1999, JH Funds received net sales of $1,588,888 with regard to sales of Class A shares. Out of this amount, $159,294 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,023,799 was paid as sales commissions to unrelated broker-dealers, and $405,795 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1999, the contingent deferred sales charges received by JH Funds amounted to $477,373.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30,1999, the contingent deferred sales charges received by JH Funds amounted to $3,288.

         In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Core Equity Fund


reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $744,269,755 and $403,926,152, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1999.

         The cost of investments owned at June 30,1999 (excluding the corporate savings account) for federal income tax purposes was $811,997,780. Gross unrealized appreciation and depreciation of investments aggregated $182,625,420 and $16,603,012, respectively, resulting in net unrealized appreciation of $166,022,408.

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         This report is for the information of shareholders of the John Hancock
Core Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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